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                              U.S. CAN CORPORATION
                              DIRECTORS EQUITY PLAN









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                                TABLE OF CONTENTS


SECTION 1.........................................................................................................1

GENERAL...........................................................................................................1
         Purpose..................................................................................................1
         Participation 1
         Operation, Administration, and Definitions...............................................................1

SECTION 2.........................................................................................................1

DEFERRAL AND DISTRIBUTION OF CASH FEES............................................................................1
         Elective Deferral........................................................................................1
         Crediting of Deferred Amounts............................................................................2
         Distribution of Deferred Amounts.........................................................................2

SECTION 3.........................................................................................................3

OPERATION AND ADMINISTRATION......................................................................................3
         Effective Date...........................................................................................3
         Shares Subject to Plan...................................................................................3
         General Restrictions.....................................................................................3
         Tax Withholding..........................................................................................4
         Distributions 4
         Transferability..........................................................................................4
         Form and Time of Elections...............................................................................4
         Action by Company........................................................................................4
         Gender and Number........................................................................................4
         Limitation of Implied Rights.............................................................................5
         Evidence      5

SECTION 4.........................................................................................................5

COMMITTEE.........................................................................................................5
         Administration...........................................................................................5
         Powers of Committee......................................................................................5
         Delegation by Committee..................................................................................6
         Information to be Furnished to Committee.................................................................6

SECTION 5.........................................................................................................6

AMENDMENT AND TERMINATION.........................................................................................6
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

SECTION 6.........................................................................................................6

DEFINED TERMS.....................................................................................................6
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                              U.S. CAN CORPORATION

                                   Certificate

         I,            ,             of U.S. Can Corporation, having in my
custody and possession the corporate records of said corporation, do hereby certify that attached hereto is a true and correct copy of the U.S. Can
Corporation Directors Equity Plan as in effect as of , 1999.

         WITNESS my hand this                     , 1999.




                                             --------------------------
                                                          As Aforesaid


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                              U.S. CAN CORPORATION
                              DIRECTORS EQUITY PLAN

                                    SECTION 1

                                     GENERAL

         1.1. Purpose. The U.S. Can Corporation Directors Equity Plan (the
"Plan") has been established by U.S. Can Corporation (the "Company") to provide compensation opportunities that are competitive with those of other similar companies and further identify outside directors' interests with those of the Company's other shareholders through compensation that is based on the Company's common stock, and thereby promote the long-term financial interest of the Company, including the growth in value of the Company's equity and enhancement of long-term shareholder return.

         1.2. Participation. Subject to the terms and conditions of the Plan, Outside Directors are eligible to participate in the Plan.

         1.3. Operation, Administration, and Definitions. The operation and administration of the Plan shall be subject to the provisions of Section 3
(relating to operation and administration). Capitalized terms in the Plan shall be defined as set forth in the Plan (including the definition provisions of Section 6 of the Plan).

                                    SECTION 2

                     DEFERRAL AND DISTRIBUTION OF CASH FEES

         2.1. Elective Deferral. Subject to the terms of the Plan, each Outside
Director, by filing a written "Deferral Election" with the Committee, may elect to defer the receipt of all or a portion of the director's Cash Fees otherwise payable to the director for any year of service, at the time and in the manner set forth below subject to the following:

(a) An Outside Director's Deferral Election shall not be effective with respect to Cash Fees otherwise payable to him or her for services rendered prior to the last day of the year of service in which such election is filed with the Committee; provided, however, that a Deferral Election which is filed within 30 days of the date on which an individual first becomes Outside Director may be effective with respect to all Cash Fees otherwise payable to him or her for services performed after the date of the Deferral Election.

(b) An election under this subsection 2.1 with respect to any year of service shall be irrevocable once that year has begun, and shall remain in effect with respect to succeeding years of service until it is revoked. Any such revocation shall be in writing, signed by the director and filed with the Committee. Any revocation shall be effective only with



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         respect to Cash Fees for years of service beginning after the date on which such revocation is filed with the Committee.
For purposes of the Plan, an Outside Director's "Cash Fees" shall include his annual cash retainer fees and his cash meeting fees.

         2.2. Crediting of Deferred Amounts. The amount of any Cash Fees deferred by a director pursuant to subsection 2.1 shall be credited as Stock
Units to a bookkeeping account maintained by the Committee in the name of the director (the director's "Account") as of the date the Cash Fees subject to the deferral would otherwise have been paid to the director but for the deferral.
Deferred amounts will be converted to, and credited as, Stock Units. The number of Stock Units to be credited to a director's Account as of any date shall equal the amount of the Cash Fees to be credited as of that date, divided by the Fair
Market Value of a share of Stock on that date. Thereafter, the Stock Units will be adjusted to reflect the investment returns on Stock that apply during the deferral period. Any dividends payable with respect to deferred Stock Units will be deemed to be reinvested in additional shares of Stock during the period of deferral.

         2.3. Distribution of Deferred Amounts. Distribution with respect to a director's Account shall be subject to the following:

(a) Except as otherwise provided in this subsection 2.3, the balance credited to a director's Account shall be distributable to the director
         (or, in the event of his death, to his Beneficiary) in a lump sum as soon as practicable following the date on which the director ceases to be a director of the Company for any reason; provided, however, that a director may elect, by filing a notice with the Committee at least one year prior to the date on which he ceases to be a director of the Company, to have the lump sum distribution made at any other time after his termination as a member of the Board but not more than the three-year anniversary of the date on which the director ceases to be a member of the Board. The Committee, in its sole discretion, may distribute unpaid balances of any director's Account to the director at any time in a lump sum.

(b) If any amounts distributable to a director under the Plan have not been distributed at the time of the director's death, such benefits shall be distributed to the Designated Beneficiary in accordance with the provisions of the Plan. A director's "Designated Beneficiary" shall be the beneficiary or beneficiaries designated by the director in a writing filed with the Committee in such form and at such time as the Committee shall require. If a deceased director fails to designate a beneficiary, or if the Designated Beneficiary does not survive the director, any benefits distributable to the director shall be exercised by or distributed to the legal representative of the estate of the director. If a deceased director designates a beneficiary but the Designated Beneficiary dies before the complete distribution of benefits to the Designated Beneficiary under this Agreement, then any benefits distributable to the Designated Beneficiary shall be distributed to the legal representative of the estate of the Designated
         Beneficiary.

                                    SECTION 3



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                          OPERATION AND ADMINISTRATION

         3.1. Effective Date. The Plan shall be effective as of July 22, 1999
(the "Effective Date"). The Plan shall be unlimited in duration and, in the event of Plan termination, shall remain in effect as long as any Accounts under it are outstanding.

         3.2. Shares Subject to Plan. The shares of Stock which may be distributed under the Plan shall be subject to the following:

(a) The shares of Stock which may be distributed under the Plan shall be shares currently authorized but unissued or currently held or subsequently acquired by the Company as treasury shares, including shares purchased in the open market or in private transactions.

(b) Subject to the following provisions of this subsection 3.2, the maximum number of shares of Stock that may be delivered to directors and their beneficiaries under the Plan shall be 50,000 shares of Stock.

(c) To the extent any shares of Stock are not delivered because a director's Account is settled in cash, such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan.

(d)      In the event of a corporate transaction involving the Company
         (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the Committee may adjust Accounts to preserve the benefits or potential benefits thereof. Action by the Committee may include: (i) adjustment of the number and kind of shares which may be delivered under the Plan;
         (ii) adjustment of the number and kind of shares subject to be delivered under directors' Accounts; and (iii) any other adjustments that the Committee determines to be equitable.

         3.3. General Restrictions. Delivery of shares of Stock or other amounts under the Plan shall be subject to the following:

(a) Notwithstanding any other provision of the Plan, the Company shall have no liability to deliver any shares of Stock under the Plan or make any other distribution of benefits under the Plan unless such delivery or distribution would comply with all applicable laws (including, without limitation, the requirements of the Securities Act of 1933), and the applicable requirements of any securities exchange or similar entity.

(b) To the extent that the Plan provides for issuance of stock certificates to reflect the issuance of shares of Stock, the issuance may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.




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         3.4. Tax Withholding. All distributions under the Plan are subject to withholding of all applicable taxes, and the Committee may condition the delivery of any shares or other benefits under the Plan on satisfaction of the applicable withholding obligations. The Committee, in its discretion, and subject to such requirements as the Committee may impose prior to the occurrence of such withholding, may permit such withholding obligations to be satisfied through cash payment by the director, through the surrender of shares of Stock which the director already owns, or through the surrender of shares of Stock to which the director is otherwise entitled under the Plan.

         3.5. Distributions. A director's Account may be settled through cash payments, the delivery of shares of Stock, or a combination thereof as the Committee shall determine.

         3.6. Transferability. Except as otherwise provided by the Committee, rights with respect to a director's Account under the Plan are not transferable except as designated by the director by will or by the laws of descent and distribution.

         3.7. Form and Time of Elections. Unless otherwise specified herein, each election required or permitted to be made by any director or other person entitled to benefits under the Plan, and any permitted modification, or revocation thereof, shall be in writing filed with the Committee at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require.

         3.8. Action by Company. Any action required or permitted to be taken by the Company shall be by resolution of the Board, or by action of one or more members of the Board (including a committee of the Board) who are duly authorized to act for the Board, or (except to the extent prohibited by applicable law or applicable rules of any stock exchange) by a duly authorized officer of the Company.

         3.9. Gender and Number. Where the context admits, words in any gender shall include any other gender, words in the singular shall include the plural and the plural shall include the singular.

         3.10.  Limitation of Implied Rights.

(a) Neither a director nor any other person shall, by reason of participation in the Plan, acquire any right in or title to any assets, funds or property of the Company whatsoever, including, without limitation, any specific funds, assets, or other property which the Company, in its sole discretion, may set aside in anticipation of a liability under the Plan. A director shall have only a contractual right to the Stock or amounts, if any, distributable under the Plan, unsecured by any assets of the Company, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company shall be sufficient to distribute any benefits to any person.



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(b)      Participation in the Plan will not give any director the right to remain a member of the Board, nor any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan. Except as otherwise provided in the Plan, no allocation under a director's Account shall confer upon the director any rights as a shareholder of the Company prior to the date on which the director fulfills all conditions for receipt of such rights.

         3.11. Evidence. Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information which the person acting on it considers pertinent and reliable, and signed, made or presented by the proper party or parties.

                                    SECTION 4

                                    COMMITTEE

         4.1. Administration. The authority to control and manage the operation and administration of the Plan shall be vested in a committee (the "Committee") in accordance with this Section 4. The Committee shall be selected by the Board.
If the Committee does not exist, or for any other reason determined by the Board, the Board may take any action under the Plan that would otherwise be the responsibility of the Committee.

         4.2. Powers of Committee. The Committee's administration of the Plan shall be subject to the following:

(a) The Committee will have the authority and discretion to interpret the Plan, to establish, amend, and rescind any rules and regulations relating to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.

(b) Any interpretation of the Plan by the Committee and any decision made by it under the Plan is final and binding on all persons.

(c) In controlling and managing the operation and administration of the Plan, the Committee shall take action in a manner that conforms to the articles and by-laws of the Company, and applicable state corporate law.

         4.3. Delegation by Committee. Except to the extent prohibited by applicable law or the applicable rules of a stock exchange, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it. Any such allocation or delegation may be revoked by the Committee at any time.

         4.4. Information to be Furnished to Committee. The Company shall furnish the Committee with such data and information as it determines may be required for it to discharge its duties. The records of the Company as to a service (and cessation of service) with the Company,



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leave of absence, and compensation shall be conclusive on all persons unless determined to be incorrect. Directors and other persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.

                                    SECTION 5

                            AMENDMENT AND TERMINATION

         The Board may, at any time, amend or terminate the Plan, provided that no amendment or termination may, in the absence of written consent to the change by the affected director (or, if the director is not then living, the affected beneficiary), adversely affect the rights of any director or beneficiary under any amount credited to the director's Account under the Plan prior to the date such amendment is adopted by the Board; provided that adjustments pursuant to subject to subsection 3.2(d) shall not be subject to the foregoing limitations of this Section 5.

                                    SECTION 6

                                  DEFINED TERMS

         In addition to the other definitions contained herein, the following definitions shall apply:

(a) Board. The term "Board" shall mean the Board of Directors of the Company.

(b) Outside Director. The term "Outside Director," as of any date, shall mean a person who is serving as a non-employee member of the Board.

(c) Fair Market Value. For purposes of determining the "Fair Market Value" of a share of Stock as of any date, the following rules shall apply:

         (i) If the principal market for the Stock is a national securities exchange or the Nasdaq stock market, then the "Fair Market Value" as of that date shall be the closing price as reported in the Wall Street
         Journal for that date.

         (ii) If the day is not a business day, and as a result, paragraph (i) above is inapplicable, the Fair Market Value of the Stock shall be determined as the last closing price most recently reported in the Wall
         Street Journal for the last preceding business day. If paragraphs (i) and (ii) next above are otherwise inapplicable, then the Fair Market
         Value of the Stock shall be determined in good faith by the Committee.

(d) Stock. The term "Stock" shall mean shares of common stock of the Company.




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